Postretirement Benefit Plans - Components of Net Periodic Cost Recognized in Other Comprehensive Income (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Operating expense
Service cost	$ 5	$ 6	$ 6
Non-operating expense
Interest cost	7	2	2
Expected return on plan assets	(3)	(1)	(1)
Other	0	2	3
Total non-operating expense (benefit)	4	3	4
Total net periodic benefit cost (benefit)	9	9	10
Other changes in plan assets and benefit obligations recognized in other comprehensive (income) loss
Amortization of transition asset	0	(1)	(1)
Prior service cost (benefit)	0	0	1
Net actuarial (gain) loss	52	(43)	(8)
Amortization of net actuarial income (loss)	1	(1)	(2)
Settlements	(1)	0	0
Foreign currency	(2)	(2)	(3)
Total recognized in other comprehensive (income) loss	50	(47)	(13)
Total recognized in net periodic benefit cost (benefit) and other comprehensive (income) loss	$ 59	$ (38)	$ (3)